Enhanced Group Announces $50 Million Strategic Financing Led by Enhanced Co-Founder and Chairman Christian Angermayer; Management Expects Company Fully Funded Through Profitability

●Financing Led by Christian Angermayer’s Family Office Apeiron Investment Group with Participation from Co-Founder and CEO Maximilian Martin and Leading Global Institutional Investors
●Management Expects Current Capital Position to Fund Operations Through Operational Profitability Targeted for 2027
●Strategic Financing Follows Successful Inaugural Enhanced Games, Which Engaged More Than 1 Billion Global Viewers

NEW YORK — June 15, 2026 — Enhanced Group Inc. ("Enhanced" or the "Company") (NYSE: ENHA) today announced that it entered into an agreement for a $50 million strategic equity financing via a private investment in public equity (“PIPE”) financing transaction led by Apeiron Investment Group, the family office of Enhanced Co-Founder and Chairman Christian Angermayer, with participation from Co-Founder and CEO Maximilian Martin and leading global institutional investors.
Pursuant to such agreement, the Company is selling an aggregate of (i) 12,853,468 shares of its Class A common stock (the “Common Stock”) at a purchase price per share equal to $3.89 per share, the closing price of the Common Stock on the New York Stock Exchange on Friday, June 12, 2026 and (ii) 12,853,468 warrants to purchase Common Stock with an exercise price of $3.89 per share (subject to adjustment). The initial tranche of the PIPE is expected to close on or about June 17, 2026 with the remaining two tranches in aggregate expected to close within forty-five days of the initial closing, in each case subject to satisfaction of customary closing conditions.
Enhanced intends to use the net proceeds from the PIPE financing for working capital and general corporate purposes, including to accelerate the growth of its rapidly expanding telehealth and consumer health platform.
Management believes the financing represents a significant strategic milestone for the Company and expects Enhanced to be fully funded through the achievement of operational profitability, which is currently anticipated in 2027.
The financing follows the successful launch of the inaugural Enhanced Games, which engaged more than 1 billion people globally and saw one world record and 21 personal bests broken, across 42 athletes. Management believes that, already in 2027, the Enhanced Games could be profitable on a standalone basis. This year alone, the event secured $32 million in sponsorship contract value, and sponsors have expressed strong interest in continuing their partnerships for the 2027 Enhanced Games. In addition, inbound interest from potential additional sponsors for upcoming events has been very strong. Additionally to the main annual event, the company intends to start hosting more sporting events throughout the year, with more information to be released soon.

Additionally to bringing in substantial revenues, the sports business constantly increases awareness for the positive effects of performance enhancing substances and, thereby, creates a powerful funnel for the Live Enhanced consumer platform, which helps everyday people improve and optimize their health and live an enhanced life.
Enhanced's strategy is to convert the growing global interest in performance enhancement, health optimization, peptides, longevity, and preventative healthcare generated by its flagship sporting events into recurring consumer demand through its integrated telehealth, supplements, and therapeutics platform. With this strategy, management believes it will be able to reduce customer acquisition costs - usually the largest expense for similar consumer businesses - significantly compared to peers.
Maximilian Martin, Chief Executive Officer of Enhanced, commented:
"The inaugural Enhanced Games exceeded our expectations, engaging more than one billion viewers globally. We believe this unprecedented awareness creates a powerful customer acquisition engine for our Live Enhanced consumer platform. With this financing, we are positioned to accelerate growth, scale our platform aggressively, and execute on our path to profitability."
Christian Angermayer, Co-Founder and Chairman of Enhanced and lead investor in the financing, commented:
"The success of the Enhanced Games and the traction we are already seeing in our consumer business have, in my view, significantly de-risked the investment case. The question is no longer whether demand exists, but how quickly we can execute and how much of this massive opportunity we can capture. I am more confident than ever in the company's future trajectory and delighted to double down on my investment.”
The offer and sale of securities in the PIPE have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission (“SEC”) registering the resale of the shares of common stock issued in the private placement.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
About Enhanced Group, Inc.
Enhanced (NYSE: ENHA) is an elite sports competition and performance products company committed to giving athletes and people alike access to products that optimize their health, performance and recovery. The Live Enhanced platform provides consumers access to products, and protocols that optimize health, longevity and vitality. As a premium brand, Enhanced aims to revolutionize and lead the Performance Medicine category. For more information about the mission of Enhanced please visit www.enhanced.com
Transaction Advisors

Cantor is serving as exclusive placement agent. DLA Piper LLP (US) is serving as legal advisor to Cantor. Cooley is serving as legal advisor to Enhanced.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, about Enhanced and Enhanced’s industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release are forward-looking statements, including, but not limited to, statements regarding: Enhanced’s expected cash runway and future profitability; the total gross proceeds that Enhanced expects to receive in the PIPE; Enhanced’s intended use of proceeds from the PIPE; future prospects of the Enhanced Games, including future partnerships and sponsorships and the occurrence of additional sporting events; the closing of the PIPE; the impact of the sports business on the Live Enhanced consumer platform and the benefits and impact of such platform; and management’s belief that it will be able to reduce customer acquisition costs; the ability of the proceeds to the Company from the PIPE being able to accelerate Enhanced’s growth, scale its platform aggressively, and execute on its path to profitability; and the de-risked investment case in Enhanced as a result of the Enhanced Games. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Enhanced cautions you that the foregoing may not include all of the forward-looking statements made in this press release.
You should not rely on forward-looking statements as predictions of future events. Enhanced has based the forward-looking statements contained in this press release primarily on its current expectations and projections about future events and trends that it believes may affect Enhanced’s business, financial condition, results of operations and prospects. These forward-looking statements are subject to risks and uncertainties related to: Enhanced’s financial performance; the ability to attract and retain athletes, sponsors and partners; managing Enhanced’s growth and future expenses; competition and new market entrants; compliance with new laws and regulations; the ability to attract and retain qualified team members and key personnel; the ability to access additional financing; completed and future acquisitions, divestitures or investments; the potential adverse impact of natural disasters, health epidemics, macroeconomic conditions, and war or other armed conflict, as well as risks, uncertainties, and other factors described in the section titled “Risk Factors” in Enhanced’s filings with the SEC, as well as in other filings Enhanced may make with the SEC in the future. In addition, any forward-looking statements contained in this press release are based on assumptions that Enhanced believes to be reasonable as of this date. Enhanced undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.